UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

FULL CIRCLE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Greenwich Avenue, 2nd Floor

Greenwich, CT, 06830

(Address of principal executive offices including Zip Code)

(203) 900-2100

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 28, 2016, Full Circle Capital Corporation ("Full Circle") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated as of October 28, 2016.

Important Information for Investors and Stockholders

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transactions referred to in this material, Great Elm Capital Corp. ("GECC") has filed a registration statement on Form N-14 with the Securities and Exchange Commission (the “SEC”) containing a proxy statement of Full Circle that also constitutes a prospectus of GECC. The registration statement was declared effective by the SEC on September 27, 2016 and Full Circle mailed a definitive proxy statement/prospectus to stockholders of Full Circle on or about September 28, 2016. This material is not a substitute for the proxy statement/prospectus or registration statement to which it pertains or for any other document that GECC or Full Circle may file with the SEC and send to Full Circle’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by GECC or Full Circle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Full Circle are available free of charge on Full Circle’s website at ir.fccapital.com or by contacting Full Circle at 203-900-2100.

Full Circle, MAST Capital Management LLC (“MAST”) and Great Elm Capital Group, Inc. (“GECG”) and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Full Circle is contained in its proxy statement for its special meeting of stockholders, which was filed with the SEC on September 28, 2016. Information about the members, managers, officers and employees of MAST that may be engaged in the solicitations is contained in the proxy statement/prospectus that was filed with the SEC on September 28, 2016 and was mailed to Full Circle’s stockholders on or about September 28, 2016.  These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in any proxy statement, prospectus and other relevant materials filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and the business of the combined company including statements regarding the expected timetable for completing the merger, benefits of the transaction, statements regarding the combined company, its investment plans, policies and expected results and any other statements regarding Full Circle’s, MAST’s, GECG’s and the combined company’s expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing the proposed transactions may not be satisfied; the failure to receive, on a timely basis or otherwise, the required approvals by Full Circle and Full Circle’s stockholders, governmental or regulatory agencies and third parties; the combined company’s ability to achieve the synergies, recurring net investment income and value creation contemplated by the proposed transactions; uncertainty as to whether the combined company will be able to perform as well as funds managed by MAST; uncertainty as to the integration, prospects, distributions and investment performance of the combined company; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the impact of legislative, regulatory and competitive changes; and the diversion of management time on transaction-related issues. There can be no assurance that the merger will in fact be consummated. Additional information concerning these and other factors can be found in GECC’s registration statement and proxy/prospectus as well as in Full Circle’s and GECG’s respective filings with the SEC, including GECG’s (filed as Unwired Planet’s) April 2016 proxy statement. Each of Full Circle, MAST, GECG and GECC assume no obligation, and expressly disclaim any duty to, update any forward-looking statements contained in this document or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL CIRCLE CAPITAL CORPORATION
(Registrant)

Dated: October 28, 2016	By:	/s/ Michael J. Sell
	Name:	Michael J. Sell
	Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of October 28, 2016.